Going Concern	6 Months Ended
Jun. 30, 2013
Disclosure Text Block [Abstract]
Going concern

3. Going concern

As of June 30, 2013, the drilling segment was in compliance with its financial covenants while the shipping segment was in breach of certain financial covenants, mainly the interest coverage ratio, contained in the Company's loan agreements relating to $804,789 of the Company's debt. Even though as of to date none of the lenders have declared an event of default under the loan agreements, these breaches constitute events of default and may result in the lenders requiring immediate repayment of the loans. As a result of this non-compliance and of the cross default provisions contained in all bank loan agreements of the shipping segment, the Company has classified the respective bank loans amounting to $1,058,113 as current liabilities (Note 9). As a result, the Company reported a working capital deficit of $679,180 at June 30, 2013.

In addition and as further discussed in Note 13, the Company's expected short term capital commitments to fund the construction installments under the shipbuilding contracts in the twelve-month period ending June 30, 2014, amount to $1,256,616. Cash expected to be generated from operations assuming that current market charter hire rates would prevail in the twelve-month period ending June 30, 2014, may not be sufficient to cover the Company's capital commitments. The Company expects to finance its capital commitments with cash on hand, operational cash flow and debt or equity issuances.

On February 4, 2013, the Company's majority-owned subsidiary, Ocean Rig UDW Inc. ("Ocean Rig") completed syndication of a $1.35 billion syndicated secured term loan facility to partially finance the construction costs of the Ocean Rig Mylos, the Ocean Rig Skyros and the Ocean Rig Athena (Note 9). In addition, on February 14, 2013, the Company completed a public offering of an aggregate of 7,500,000 common shares of Ocean Rig owned by DryShips and received approximately $123,084 of net proceeds from the public offering (Note 11).

On July 12, 2013, Ocean Rig, entered into a $1.8 billion senior secured term loan facility and repaid in full amounts outstanding under Ocean Rig's $800.0 million secured term loan agreement and two $495.0 million senior secured credit facilities, amounting to approximately $1.6 billion in the aggregate (Note 9).

The Company is currently in negotiations with its lenders to obtain waivers, waiver extensions or to restructure the affected debt. Management expects that the lenders will not demand payment of the loans before their maturity, provided that the Company pays scheduled loan installments and accumulated or accrued interest as they fall due under the existing credit facilities. Management plans to settle the loan interest and scheduled loan repayments with cash expected to be generated from operations and from financing activities.

The unaudited interim condensed consolidated financial statements have been prepared assuming that the Company will continue as a going concern. Accordingly, the unaudited interim condensed consolidated financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts, the amounts and classification of liabilities, or any other adjustments that might result in the event the Company is unable to continue as a going concern.